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                                                                 Exhibit 10.73.1

                       AMENDMENT TO EMPLOYMENT AGREEMENT

     THIS AMENDMENT TO EMPLOYMENT AGREEMENT is made and entered into as of August 7, 2000, by and between TARRANT MEXICO, Sociedad de R.L. de C.V., a corporation organized under the laws of the Republic of Mexico (the "Company"), and KAMEL NACIF (the "Employee"), with respect to the following facts:

     1. The Company and the Employee have entered into an Employment Agreement dated as of April 1, 1999 (the "Employment Agreement").

     2. The Company and the Employee each desires to amend the Employment Agreement as set forth in this Agreement.

     Accordingly, on the basis of the representations, warranties and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties hereto agree as follows:

     1.   Compensation.
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     (a)  Section 2.1(a) of the Employment Agreement hereby is amended to read in full as follows:

          (a) an annual base salary of U.S. $250,000, subject to such periodic increases, if any, as the Board of Directors may deem to be appropriate in its sole discretion, less any applicable deduction therefrom for income tax or other applicable withholdings;

     (b) The amendment to Section 2.1(a) of the Employment Agreement set forth above shall be effective as of January 1, 2000.

     2.   Effect.  Except as expressly set forth herein, the Employment
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Agreement shall remain in full force and effect. In the event of any conflict between the Employment Agreement and this Amendment, this Amendment shall govern.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first set forth above.


                               Company:            TARRANT APPAREL GROUP


                                                   By: /s/ Scott Briskie
                                                      --------------------------
                                                       Authorized Representative

                               Employee:             /s/ Kamel Nacif
                                                   ----------------------------
                                                     KAMEL NACIF

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